Exhibit 10.1

The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 4 TO
MASTER SERVICES AGREEMENT

This Amendment No. 4 to Master Services Agreement (“Amendment”) is made as of this January 1st, 2014, (“Amendment Effective Date”) by and between Cognizant Technology Solutions U.S. Corporation (“Supplier”) and Health Net, Inc., a Delaware corporation (“Health Net”) with reference to the following facts:

A.    Supplier and Health Net entered into a Master Services Agreement dated September 30, 2008, as previously amended (collectively the “Agreement”) which, among other things, requires Supplier to perform Services for Health Net.

B.    The initial term of the Agreement was due to expire on December 31, 2013.

C.    Supplier and Health Net desire to extend the term of the Agreement and to modify certain terms and conditions contained in the Agreement as provided in this Amendment;

NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and other undertakings set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

General Terms and Conditions

1.    Definitions: Defined terms used in this Amendment shall have the same meaning as in the Agreement unless otherwise specifically defined herein.

2.    Section 4.1 (Initial Term) of the General Terms and Conditions is hereby deleted in its entirety and replaced with the following language:

“The term of this Agreement shall commence on the Effective Date and expire on December, 31, 2018, unless it is terminated earlier or is extended pursuant to the terms of this Agreement (such period, together with all extensions thereof, the “Term”).”

3.    The following replaces Sections 10.1 (a) through (c) of the General Terms and Conditions:
10    INVOICING AND PAYMENT

10.1	Invoicing

(a)	The Supplier shall submit invoices in the following two manners:
(i)    Time & Material (T&M) Invoicing
Supplier shall invoice Health Net for all amounts due under this section 10(a)(i) on a monthly basis in arrears (i.e., Charges for Services delivered in August will be invoiced on the invoice delivered to Health Net in September), or as otherwise agreed by the Parties in writing. Supplier shall submit timesheets via Planview (or such other tool as may be agreed by Health Net) within a reasonable time from work performed. Supplier shall render a single consolidated invoice within *** for each month’s Charges showing such details as reasonably specified by Health Net, including as necessary to satisfy Health Net’s internal accounting and chargeback requirements (such as allocating Charges among Service components, locations and departments). The form of invoice shall be mutually agreed by the Parties during Transition and any changes to such form invoice during the Term must be approved by Health Net. Health Net shall pay for only time reported, submitted and approved via Planview (or such other tool as may be agreed by Health Net).
Each month’s invoice shall be complete as to the Charges for such month. ***

(ii)    Fixed Pricing (Fixed Delivery/Fixed Bid) Invoicing

For Fixed Pricing (Fixed Delivery/Fixed Bid) invoicing purposes, Supplier shall submit to Health Net a Deliverable Acceptance Document (DAD) (or other such document as agreed by Health Net) for signature of milestone/deliverable acceptance within *** days of milestone completion. Supplier shall submit to Health Net the invoice and signed DAD for said milestone/deliverable within *** days of DAD signature date. *** Cognizant’s ability to invoice work is dependent upon reasonable expectation of Health Net’s reasonable cooperation.

(b)
To the extent a credit may be due Health Net pursuant to this Agreement, Supplier shall provide Health Net with an appropriate credit against amounts then due and owing. If no further payments are due to Supplier, Supplier shall pay such amounts to Health Net within ***.

(c)    Each invoice shall, for each Charge on the invoice, cite the specific section of the Agreement on which such Charge is based. Supplier shall include the calculations utilized to establish the Charges.

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Schedule A

4. The first paragraph of Section 3.1 (Application Maintenance Services) of Schedule A (Scope of Services) is deleted in its entirety and replaced with the following:

“Application Maintenance Services” are those Functions associated with the maintenance and repair of Software, including performing break‑and‑fix activities, implementing commercial product patches, bug fix, service pack, and performing application Software upgrades.
In the event any effort or project conducted under this section 3.1 exceeds *** hours of Supplier time, such effort will be chargeable as Application Development Services. In the event any effort or project conducted under this section 3.1 is less than or equal to *** hours of Supplier time, such efforts are covered under the Production Support Services charge and no further compensation is due to Supplier from Health Net. For purposes of clarity, such efforts are not considered Minor Enhancements as defined in Section 4.1(j) of Schedule C. Additionally, non-emergency activities under this section 3.1 will follow a prioritization process agreed to by both Parties., except for Emergency activities as described in this section as well as activities covered under Section 3.1(c)(ix) which must be done on an immediate basis.

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Schedule B

5. Section 4.6(b) (Earnback Opportunities) is modified by adding the following. Also Table 1 has been added to include the new SLA references:
***

6. Section 5.4(a) (ii) (Continuous) of Schedule B (Service Levels) is deleted in its entirety and replaced with the following:
***

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Exhibit B-1

7.    Section 2 (Service Level Metrics) of Exhibit B-1(Service Level Metrics) is modified by adding the Continuous Improvement and implementing new Service Levels:

1.	SERVICE LEVELS
***
***

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Schedule C

8. Section 4.4(a)(iii) (Minor Enhancements) of Schedule C (Charges) is deleted in its entirety and replaced with the following:
“(iii)    As of January 1, 2014, each Contract Year through 2018, the Baseline Minor Enhancement Hours shall equal *** per calendar quarter, unless adjusted pursuant to Section 4.4(b).”

9. Section 4.6 (Productivity Assumptions) of Schedule C (Charges) is deleted in its entirety and replaced with the following:
“If the Production Support Charge is revised pursuant to Section 4.2 in connection with the addition of a new In-Scope Application, the revised Production Support Charge shall, at a minimum, reflect the Productivity Commitments stated in the table below for each remaining year of the Term. In the instance of adding a new In-Scope Application pursuant to Section 4.2, the Productivity Commitments will be applied to the Production Support Charge using CY1 as the first year reduction, CY2 the second year reduction, and continue each year thereafter as indicated in the table below. The yearly reduction will be equitably prorated based on the month the In-Scope Application is introduced. For example, in the event the new In-Scope Application effective date is June 1st, the *** CY1 reduction will apply to the next year’s Production Support Charge starting on June 1st of the subsequent year.

Contract Year based on application go-live date in AO
	CY 1	CY 2	CY 3	CY 4	CY 5
Productivity Commitment	***%	***%	***%	***%	***%

10. Section 5.2 (Joint Capacity Planning Process) of Schedule C (Charges) is deleted in its entirety, replaced with the following and renamed to Section 5.2 (Joint Capacity Managing Process):
“In connection with the Joint Capacity Planning Process, the Parties shall work together to develop and maintain a rolling six (6) month forecast of AD Projects and associated resource requirements (“AD Project Forecast”). Each month, and as otherwise requested by Health Net, the Parties shall meet to update the AD Project Forecast as necessary to remain current with Health Net’s estimated AD Project demand Supplier to work with Health Net on a case by case basis on applicability of Application Development and Quality (Testing) Service levels for projects that are started with insufficient lead time or fast tracked or where work needs to start without clear requirements.”

11. Section 7.4 (Disaster Recovery) of Schedule C (Charges) is deleted in its entirety and replace with the following:

“The Charges for all disaster recovery Services described in this Agreement as of the Effective Date are included in the Production Support Charge. This includes but is not limited to Disaster Recovery testing activities as well as all activities required in the case of a Disaster Recovery event.”

12. Section 7.8 (Minimum Commitment) of Schedule C (Charges) is hereby deleted in its entirety and replaced with the following:

(a)    The chart in this Section 7.8 sets forth a minimum AD Services revenue commitment for each Contract Year of the Term (each a “Minimum Commitment”). To the extent the total Charges payable by Health Net under this Agreement for AD Services in a Contract Year are less than (or reasonably likely to be less than) the applicable Minimum Commitment for that Contract Year as a result of Health Net’s decision to withdraw AD Services from this Agreement and either perform them itself or use a third party to perform them, then the Parties shall work in good faith to equitably adjust the Charges to reflect the reduced volume of AD Services. If after working in good faith the Parties are unable to agree on such an equitable adjustment, then Health Net, at its option, shall either (i) pay Supplier an additional amount equal to the difference between (A) the applicable Minimum Commitment for such Contract Year and (B) the total Charges paid by Health Net for AD Services in such Contract Year, to the extent such difference results from Health Net’s decision to withdraw AD Services from this Agreement and either perform them itself or use a third party to perform them; or (ii) terminate this Agreement in whole or in part for convenience. The Minimum Commitment shall be prorated for partial Contract Years.

Contract Year
	CY 6	CY 7	CY 8	CY 9	CY 10
Minimum Commitment	$***	$***	$***	$***	$***

(b) If Health Net terminates AD Services in part pursuant to Section 16.1 of the Terms and Conditions, the Minimum Commitment for each Contract Year shall be reduced by an amount proportionate to the percentage of the Charges attributable to the terminated Services for each Contract Year as set forth as of the Effective Date.”

Additionally, Exhibit C-1, C-2, C-6 and C-7 are updated as follows:

Exhibit C-1

***

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Exhibit C-2

***

Exhibit C-6

***

Exhibit C-7

***

Exhibit A-6

13. The first sentence of Section 1.2(a) (Work Orders) of Exhibit A-6 (Project Framework) is deleted in its entirety and replaced with the following:

“Prior to commencing work or authorizing performance of a Project, the Parties will document the Project requirements in a detailed work order (“Work Order”), substantially, unless otherwise agreed by the parties, in the form of Exhibit A-12 (Work Order Template).

14. A new Work Order Template is added as Exhibit A-12

[See attachment]

15. The following is added as Section 1.3 (Exception Process) of Exhibit A-6 (Project Framework):

a)
“ (a) The exception request process shall apply only in exceptional situations as specifically requested by Health Net in order to bypass the standard Project methodology set forth in this Section 1. Circumstances under which Health Net may utilize the exception process in order to obtain Project approval include emergency Projects that must be implemented in a time period shorter than *** days or otherwise demanded by Health Net executives or as otherwise requested by Health Net. Supplier to work with Health Net on a case by case basis on waivers for Application Development and Quality (Testing) Service levels for projects that are started with insufficient lead time or fast tracked or where work needs to start without clear requirements.

“ (c) The Parties shall follow the Project Exception Service Request User Guide, attached as Schedule M (Project Exception Service Request User Guide).

16. The following document entitled “Project Exception Service Request User Guide is added to Schedule M

[See attachment]

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17.    Except as amended and modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may not be modified except in writing signed by both parties hereto. This Amendment, the Agreement and exhibits and schedules thereto constitute the entire agreement of the parties with respect to the subject matter contained therein and supersedes any and all prior or contemporaneous agreements between the parties, whether oral or written, concerning the subject matter contained herein.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives executed this Amendment to be effective as of the Amendment Effective Date.

COGNIZANT TECHNOLOGY SOLUTIONS    HEALTH NET, INC.
U.S. CORPORATION

By /s/ Eugene Solomonov                By /s/ James E. Woys

Name Eugene Solomonov                Name James E. Woys

Title Corporate Counsel                Title C.O.O.

Work Order
BID-PID_COG_WO_Ver X.x
For <Project Name>
Ver X.x

Project Id: <XXXXX>

[Cognizant Technology Solutions Company Logo]

[Cognizant Technology Solutions Company Logo]

<Project Name>

This Work Order dated MMM DD, YYYY is issued pursuant to the Application Outsourcing Master Services Agreement date Sep 30th, 2008 (the “Agreement”), by and between Health Net Inc. and Cognizant Technology Solutions U.S. Corporation (“Vendor”).

[Cognizant Technology Solutions Company Logo]

Project Id: XXXXX
BID-PID_COG_WO_Ver X.x

[Cognizant Technology Solutions Company Logo]

Table of Contents

1	Introduction	9
2	Scope of Services	9
2.2	In Scope	9
2.3	Out of Scope	9
3	Approach / Proposed Changes	9
4	Infrastructure & Capacity requirement	9
4.1	Hardware	9
4.2	Software	9
4.3	Network connectivity	9
4.4	Third party vendor services	9
5	Key Risks, Mitigation and Assumptions	10
5.1	Assumptions:	10
5.2	Risks:	10
6	Deliverables, Roles & Responsibilities	10
7	Work Order Schedule	11
8	Milestones	11
9	Effort Estimate & Pricing	12
10	References	12
11	Appendix	12
12	Key contacts	12
13	Document Control	13
14	Approvals	14

[Cognizant Technology Solutions Company Logo]

1	Introduction

<Description about the project>

2	Scope of Services
1.In Scope

•	<Add content>

2.Out of Scope

•	<Add content>

3	Approach / Proposed Changes

•	<Add content>

4	Infrastructure & Capacity requirement
Infrastructure & capacity are in Place, no additional infrastructure requirement for this project.
1.Hardware

•	<Add content>
2.Software

•	<Add content>
3.Network connectivity

•	<Add content>
4.Third party vendor services

•	<Add content>

[Cognizant Technology Solutions Company Logo]

5	Key Risks, Mitigation and Assumptions
1.Assumptions:

•	<Add content>

General Assumptions

•	<Add content>

2.Risks:

•	<Add content>

General Risks

•	<Add content>

6	Deliverables, Roles & Responsibilities

DELIVERABLES AND MILESTONES			Roles & Responsibilities
Phase	Description	Acceptance Criteria <default values, can be modified and agreed by both Parties>
Analysis & Design	Analysis & Design	Health Net approved BARR, Technical/Business Design Document, and Traceability Matrix	Cognizant will be responsible for working with business to design the solution.
Build (Enhancement changes & Unit Testing)	Coding & Unit Testing	Health Net approved Use Cases, Unit Test scripts, Unit and System Test Results	Cognizant will code and unit test the functionality. Cognizant will create production implementation package and CMR.
UAT	UAT	Approval notice from Health Net	Cognizant will perform the UAT and send the results to Users. Business will review and sign off
Implementation	Implementation activities	Health Net Approval Notice	Cognizant will perform implementation activities.

[Cognizant Technology Solutions Company Logo]

7	Work Order Schedule

The tentative schedule for the applicable phase should be given below (Spread by Week). If any changes in schedule, it will be agreed upon mutually between Cognizant and Health Net.

<Attach Timeline/Schedule XL Chart>

8	Milestones

Following is the proposed timeline

<insert description>
Task	From Date	To Date
Analysis and Design	MM/DD/YY	MM/DD/YY
Coding & Unit Testing	MM/DD/YY	MM/DD/YY
Use Acceptance Testing	MM/DD/YY	MM/DD/YY
Implementation Support	MM/DD/YY	MM/DD/YY

[Cognizant Technology Solutions Company Logo]

9	Effort Estimate & Pricing

Application Area
Cognizant

The tentative billing amount for the entire project duration is $XXXX.XX. Vendor will not incur charges in excess of the Fee Estimate without Health Net’s prior written approval. Charges are computed as below:

<Attach Labour Schedule XL Sheet>

10	References

ITG Project Brief for XXXXX.

<Attach Project Brief>

11	Appendix

12	Key contacts

Cognizant Contact
Project Manager
Developer

Health Net Contact
PM
CE

[Cognizant Technology Solutions Company Logo]

13	Document Control

Date	Description	Author

[Cognizant Technology Solutions Company Logo]

14	Approvals

WORK SCHEDULE APPROVAL/SIGNOFF

Client: Health Net
Project Name: <Project Name>
Project Description As stated in the prior sections of this Work Order.

APPROVALS

This Work Order is agreed and accepted by:

Cognizant Technology Solutions         Health Net

By:    ___________________________        _________________________

Name:                         Name:

Title:                            Title:
Date:                            Date:

Health Net PO# :

[Cognizant Technology Solutions Company Logo]

[Health Net, Inc. Company Logo]	CTS Project Exception Service Request User Guide - January 29, 2014

[Health Net, Inc. Company Logo]	PUBLISHED BY Health Net Incorporated Rancho Cordova, CA 95670

[Health Net, Inc. Company Logo]

Copyright © 2006 by Health Net Incorporated. No part of this publication can be reproduced, transmitted, stored in a retrieval system, or translated into any language without the written permission of the publisher.

Contents

1.	Introduction	17
2.	Logging into Service Request	18
3.	How to Submit a Project Exception Request	19

[Health Net, Inc. Company Logo]

1.	Introduction

Service Request is a centralized web-based tool for submitting business requests. Service Request replaces and streamlines many existing tools, forms and processes, and creates one central location for request submission. From Service Request, associates will now submit requests for software application services, telecommunication services, data restores, conference calls and more.

How it works

When an associate submits a Service Request, it goes through approval, then, one or more Work Orders are generated with specific tracking numbers associated. Work Orders are automatically routed to the Information Technology (IT) team responsible for fulfilling the request.

Service Request	A form filled out by the Associate requesting service. These are accessed from the Service Request Console.
Work Order	The “ticket” processed by IT via the Work Order Console.

[Health Net, Inc. Company Logo]

2. Logging into Service Request

Service Request is accessed from a tab in Health Net Connect (Figure 1).

***
Figure 1- Health Net Connect Page

When you click on the tab, the HN Connect login window will appear (Figure 2). Type in your Associate ID and Network password.

***

Figure 2 - Remedy Login Screen

After logging in, the Service Request home page will appear. See next page.

[Health Net, Inc. Company Logo]

3. How to Submit a CTS Project Exception Request

1.	Click on “Advanced IT Services”
***

2.	Click on for the CTS Project Exception Request.
***

3.	Fill out the questions. The Project should not be over 500k
***

[Health Net, Inc. Company Logo]

4.	Click on the “Submit” button after you ensure all fields have been completed correctly.

***

5.	Once you hit the “Submit” button your Service Request (SR) will go through the “Approval Process”

a.	First Level Approver - Direct supervisor of the requester

b.	Second Level Approvers - ***

c.	Third Approver - ***

d.	Final Approver - ***

6.	Approved Service Request (SR)
a. Once the SR is approved the status changes to “Planning” and an internal work order is assigned to the CTS group. This provide CTS the approval to start work without a signed Work Order (WO) or Project Change Request (PCR)
b. CTS should move the WO into “In Process” this allow the requestor to know the Service Request has been acknowledged
c. It’s the responsibility of the Requestor to ensure that all financial gates have been met and a signed WO or PCR is completed within 30 days from the time the SR is approved.
d. The IT Governance team will sent out a weekly Project Exception report showing all open SR’s.
e. Once a signed CTS WO or PCR is sent to CTS. CTS should close the WO that was assigned to them from the SR.

7.	Service Request User Guide
Use the following link to get to the Service Request user guide. It will show you how to use the Search and Approval features.
***

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